INVESCO EUROPEAN SMALL COMPANY                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2013
FILE NUMBER :       811-1540
SERIES NO.:         18

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                           1401
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                              3
           Class C                                             26
           Class Y                                          1,672

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                        $0.0673
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                        $0.0072
           Class C                                        $0.0072
           Class Y                                        $0.0868

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                         20,783
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                            377
           Class C                                          3,652
           Class Y                                         19,336

74V.   1   Net asset value per share (to nearest cent)
           Class A                                         $14.85
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                         $14.05
           Class C                                         $14.07
           Class Y                                         $14.90

INVESCO INTERNATIONAL SMALL COMPANY FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2013
FILE NUMBER :       811-1540
SERIES NO.:         19

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                           3820
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                             27
           Class C                                            161
           Class Y                                          1,917
           Class R5                                         1,547
           Class R6                                           646

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                        $0.3073
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                        $0.1027
           Class C                                        $0.1027
           Class Y                                        $0.3650
           Class R5                                       $0.3828
           Class R6                                       $0.4006

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                         13,389
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                            257
           Class C                                          1,644
           Class Y                                          5,714
           Class R5                                         4,297
           Class R6                                         1,721

74V.   1   Net asset value per share (to nearest cent)
           Class A                                          21.34
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                          20.54
           Class C                                          20.54
           Class Y                                          21.38
           Class R5                                         21.23
           Class R6                                         21.24

INVESCO SMALL CAP EQUITY FUND                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  12/31/2013
FILE NUMBER :       811-1540
SERIES NO.:         21

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                      34,515
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class B                                                         853
          Class C                                                       4,870
          Class R                                                       6,955
          Class Y                                                      15,581
          Class R5                                                     11,154
          Class R6                                                      6,640

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                      $17.00
      2   Net asset value per share of a second class of open-end company shares (to nearest cent)
          Class B                                                      $14.92
          Class C                                                      $14.92
          Class R                                                      $16.40
          Class Y                                                      $17.27
          Class R5                                                     $17.99
          Class R6                                                     $18.02

INVESCO GLOBAL CORE EQUITY FUND                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  12/31/2013
FILE NUMBER :       811- 1540
SERIES NO.:         23

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                         16,175
       2   Dividends for a second class of open-end company shares (000's Omitted)
           Class B                                            499
           Class C                                          1,089
           Class R                                             11
           Class Y                                            292
           Class R5                                             9

73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                         0.2322
       2   Dividends for a second class of open-end company shares (form nnn.nnnn)
           Class B                                         0.1615
           Class C                                         0.1206
           Class R                                         0.1946
           Class Y                                         0.2698
           Class R5                                        0.2818

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                         70,186
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                          3,052
           Class C                                          9,025
           Class R                                             57
           Class Y                                          1,115
           Class R5                                            33

74V.   1   Net asset value per share (to nearest cent)
           Class A                                         $15.36
       2   Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                         $14.73
           Class C                                         $14.76
           Class R                                         $15.35
           Class Y                                         $15.35
           Class R5                                        $15.52